Exhibit 10.1

FIRST AMENDMENT TO GUARANTEE

THIS FIRST AMENDMENT TO GUARANTEE dated as of August 25, 2021 (this “Amendment”), is by and among Northrop Grumman Corporation, a Delaware corporation (“NGC”), The Bank of New York Mellon, as trustee under the indenture referred to below (the “Trustee”) and Northrop Grumman Systems Corporation, a Delaware corporation (the “Company”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture (as defined below).

WHEREAS, the Company and the Trustee are parties to that certain Indenture, dated as of May 1, 1986, between TRW Inc. and Mellon Bank, N.A., as trustee (the “Base Indenture”) and, as supplemented by the First Supplemental Indenture thereto, dated as of August 24, 1989, between TRW Inc. and the Trustee (the “First Supplemental Indenture”), by the Fifth Supplemental Indenture, dated as of June 2, 1999, between TRW Inc. and The Chase Manhattan Bank, as trustee (the “Fifth Supplemental Indenture”), by the Eighth Supplemental Indenture dated as of March 27, 2003, by and among Northrop Grumman Space & Mission Systems Corp. (formerly TRW Inc.), Northrop Grumman Corporation and JPMorgan Chase Bank, as successor trustee (the “Eighth Supplemental Indenture”), by the Ninth Supplemental Indenture thereto, dated as of December 31, 2009, by and among Northrop Grumman Space & Mission Systems Corp. (formerly TRW Inc.), the Trustee, as successor trustee to JPMorgan Chase Bank and to Mellon Bank, N.A., Northrop Grumman Corporation and the Company (the “Ninth Supplemental Indenture”), by the Tenth Supplemental Indenture, dated as of March 30, 2011, by and among the Company, the Trustee, as successor trustee to JPMorgan Chase Bank and to Mellon Bank, N.A., Titan II Inc. (formerly Northrop Grumman Corporation) and Titan Holdings II, L.P. (the “Tenth Supplemental Indenture”), and by the Eleventh Supplemental Indenture thereto, dated as of March 30, 2011, by and among the Company (successor-in-interest to Northrop Grumman Space & Mission Systems Corp. and TRW Inc.), the Trustee, as successor trustee to JPMorgan Chase Bank and to Mellon Bank, N.A., Titan Holdings II, L.P. and NGC (the “Eleventh Supplemental Indenture”), the “Indenture”);

WHEREAS, (a) pursuant to the guarantee dated as of March 27, 2003 (the “Guarantee”), Northrop Grumman Corporation initially guaranteed the obligations of Northrop Grumman Space & Mission Systems Corp. in respect of the Securities (as defined below) in favor of the Trustee under the Indenture, (b) pursuant to the Ninth Supplemental Indenture, the Company assumed the obligations of Northrop Grumman Space & Mission Corp. in respect of the Securities, (c) pursuant to the Tenth Supplemental Indenture, Titan Holdings II, L.P. assumed the obligations of Titan II Inc. (formerly known as Northrop Grumman Corporation) under the Guarantee and (d) pursuant to the Eleventh Supplemental Indenture, NGC assumed Titan Holdings II, L.P.’s obligations under the Guarantee such that, as of the date hereof, NGC is the sole guarantor of the obligations of the Company in respect of the Securities under the Guarantee;

WHEREAS, there is currently $41,205,000 in aggregate principal amount of 6.650% Debentures due 2028 outstanding (the “2028 Debentures”), which were issued pursuant to the terms of the Indenture;

WHEREAS, there is currently $89,940,000 in aggregate principal amount of 7.750% Debentures due 2029 outstanding (the “2029 Debentures” and, together with the 2028 Debentures, the “Securities”), which were issued pursuant to the terms of the Indenture;

WHEREAS, the Guarantee may be amended with the consent of the Holders of a majority of the then outstanding principal amount of the Securities in accordance with Section 6 thereof;

WHEREAS, NGC desires and has requested the Trustee to join with it in entering into this Amendment for the purpose of amending the Guarantee with respect to the Securities to provide for the termination of the Guarantee with respect to the Securities, as permitted by Section 6 of the Guarantee (collectively, the “Proposed Amendment”);

WHEREAS, the Company has been soliciting consents to this Amendment upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement (herein so called) dated August 2, 2021, and supplemented on August 16, 2021 (which, including any amendments, modifications or supplements thereto, governs the “Consent Solicitations” for the 2028 Debentures and the 2029 Debentures); and

WHEREAS, the Company has received the consent of the Holders of at least a majority of the outstanding principal amount of the Securities to effect the Proposed Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

1.          Amendment to Guarantee. The Guarantee is hereby amended to provide for the termination of the Guarantee by inserting the following sentence at the end of Section 9 thereof:

“Notwithstanding the foregoing or anything else to the contrary herein, the Guarantee shall automatically terminate and the Guarantor shall be relieved of all obligations and covenants with respect to the Securities under the Guarantee upon the occurrence of the Operative Date as defined in the First Amendment to Guarantee dated as of August 25, 2021 by and among Northrop Grumman Corporation, the Trustee and the Company.”

2.          Effectiveness. The provisions of this Amendment shall be effective only upon execution and delivery of this instrument by each of the parties hereto. Notwithstanding the foregoing sentence, the provisions of Section 1 of this Amendment shall become operative at such time and date (the “Operative Date”) upon which NGC has accepted for exchange, and provided the applicable Total Exchange Consideration or Exchange Consideration, as the case may be, to all Holders of Securities that have been validly tendered (and not validly withdrawn) pursuant to the terms of the Exchange Offer (as defined in the Offering Memorandum and Consent Solicitation Statement) with respect to the Securities, with the result that the amendments to the Guarantee effected by this Amendment shall be deemed to be revoked retroactive to the date hereof if the Operative Date shall not occur. The Company and NGC shall notify the Trustee promptly after the occurrence of the Operative Date or promptly after the Company and NGC shall determine that the Operative Date will not occur.

3.          Ratification. This Amendment is an amendment to the Guarantee and shall form a part thereof. Other than as amended hereby, the Guarantee is hereby ratified and confirmed.

4.          Effect of Headings. The headings herein are for convenience of reference only, are not to be considered a part hereof, and shall not affect the construction hereof.

5.          Successors and Assigns. All covenants and agreements in this Amendment by the Company and NGC shall bind their successors and assigns, whether so expressed or not.

6.          Separability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.          Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

8.          Counterpart Originals. This Amendment may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

9.          Trustee. In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture.  The Trustee makes no representations as to the validity or sufficiency of this Amendment.  The recitals and statements herein are deemed to be those of the Company and NGC and not of the Trustee.

10.          Benefits. Nothing in this Amendment, express or implied, shall give to any Person, other than the parties hereto and their successors and the Holders, any benefit or any legal or equitable right or claim under this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first written above.

NORTHROP GRUMMAN CORPORATION

	By:	/s/ Todd B. Ernst
		Name:	Todd B. Ernst
		Title:	Corporate Vice President and Treasurer

Attest:

	By:	/s/ Jennifer C. McGarey
		Name:	Jennifer C. McGarey
		Title:	Corporate Vice President and Secretary

[Signature Page to Amendment to Guarantee]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
	Name:	Francine Kincaid
	Title:	Vice President

[Signature Page to Amendment to Guarantee]

Acknowledged and Agreed:

NORTHROP GRUMMAN SYSTEMS CORPORATION

By:	/s/ Todd B. Ernst
	Name:	Todd B. Ernst
	Title:	President and Treasurer

Attest:

By:	/s/ Jennifer C. McGarey
	Name:	Jennifer C. McGarey
	Title:	Secretary

[Signature Page to Amendment to Guarantee]